                                 THIRD AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                                      Among

                         MISSION RESOURCES CORPORATION,
                                  as Borrower,


                              JPMORGAN CHASE BANK,
                            as Administrative Agent,

                                  BNP PARIBAS,
                              as Syndication Agent,

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                       AND
                              FLEET NATIONAL BANK,
                           as Co-Documentation Agents,

                                       and

                          The Lenders Signatory Hereto

                         Effective as of October 7, 2002

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") executed effective as of the 7th of October, 2002 (the "Effective Date") is among MISSION RESOURCES CORPORATION, a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the undersigned guarantors (the "Guarantors", and together with the Borrower, the "Obligors"); each of the lenders that is a signatory hereto (collectively, the "Lenders"); JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, together with its successors, the "Administrative Agent"), BNP PARIBAS, as syndication agent for the Lenders (in such capacity, together with its successors, the "Syndication Agent"); and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) and FLEET NATIONAL BANK, as co-documentation agents for the Lenders (in such capacity, together with each of their successors, the "Co-Documentation Agents").

                                    Recitals

     A. The Borrower, the Agents and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2001, as amended by that certain First Amendment to Credit Agreement dated as of May 29, 2001, as amended by that certain Second Amendment to Credit Agreement dated as of March 28, 2002 (such agreement, as amended, the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

     B. The Borrower has requested and the Agents and the Lenders have agreed to amend certain provisions of the Credit Agreement.

     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

     Section 2. Amendments to Credit Agreement.

     2.1 Amendments to Section 1.02.

     (a) The definition of "Agreement" is hereby amended to read as follows:

          "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, as amended by the Second Amendment, as amended by the Third Amendment, and as further amended from time to time.

     (b) The definition of "Cash Equivalent" is hereby added where alphabetically appropriate:

          "Cash Equivalents" shall mean investments of the type described in Sections 9.05(c), (d), (e) or (f).

     (c) The definition of "Consolidated Net Income" is hereby amended by inserting the phrase "or any non-recurring items, including, but not limited to, contract termination fees and associated expenses, system conversion costs, legal settlements, severance and termination costs, costs associated with merger and acquisition and capital offering efforts, and other similar expenses or charges," between the words "losses" and "during" in subsection (iv) thereof.

     (d) The following definition of "Third Amendment" is hereby added where alphabetically appropriate:

          "Third Amendment" shall mean that certain Third Amendment to Credit Agreement dated as of October 7, 2002 among the Borrower, the Guarantors, the Agents and the Lenders.

     2.2 Section 2.07(b). Section 2.07(b) is hereby amended by inserting the new clause (iv), which reads in its entirety as follows:

          (iv) If the Borrower and its Consolidated Restricted Subsidiaries shall hold cash and Cash Equivalents exceeding $12,000,000.00 in the aggregate for any period of three consecutive Business Days, then the Borrower shall prepay the Loans on the first Business Day immediately following such three consecutive Business Day period in an aggregate principal amount equal to the excess of the fair market value, as determined by the Administrative Agent, of the cash and Cash Equivalents held by the Borrower and its Consolidated Restricted Subsidiaries on such Business Day over $12,000,000.00.

     2.3 Section 8.09(a).

     (a) Section 8.09(a) is hereby amended by deleting the percentage "80%" in each place at which it appears therein and inserting in lieu thereof the percentage "90%."

     (b) Section 8.09(a) is hereby further amended by adding the following sentence at the end thereof, which reads in its entirety as follows:

          "In the event that on the effective date of the Third Amendment, the Borrower is not in compliance with this Section 8.09(a) as a result of the modifications made pursuant to the Third Amendment, then such non-compliance will not be a Default or Event of Default for a period of 30 days during which it is expected the Borrower will achieve compliance."

     2.4 Section 9.01. Section 9.01 is hereby amended by deleting subsections
(a) and (b) thereof and inserting in lieu thereof the following:

     (a) Interest Coverage Ratio. The Borrower will not, as of the last day of any fiscal quarter set forth below, permit its ratio of EBITDAX for the period of four fiscal quarters then ending to Interest Expense for such period to be less than the ratio set forth below:

         Fiscal Quarter                        Interest Coverage Ratio
         --------------                        -----------------------
         9/30/02 through 3/31/03               1.75 to 1.00

         4/1/03 through 6/30/03                1.90 to 1.00

         7/1/03 through 9/30/03                2.10 to 1.00

         10/1/03 through 12/31/03              2.30 to 1.00

         1/1/04 and thereafter                 2.50 to 1.00.

     (b) Ratio of Total Debt to EBITDAX. The Borrower will not, at any time during any period set forth below, permit its ratio of Total Debt as of such time during such period to EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than the ratio set forth below:

         Fiscal Quarter                        Total Debt to EBITDAX
         --------------                        ---------------------
         9/30/02 through 12/31/02              5.50 to 1.00

         1/1/03 through 3/31/03                5.00 to 1.00

         4/1/03 through 6/30/03                4.75 to 1.00

         7/1/03 through 9/30/03                4.50 to 1.00

         10/1/03 through 12/31/03              4.00 to 1.00

         1/1/04 and thereafter                 3.50 to 1.00.

     2.5 Annex I. Annex I is hereby amended by deleting such annex in its entirety and inserting in lieu thereof Annex I attached hereto.

     Section 3. Borrowing Base Redetermination. The Required Lenders and the Borrower agree that the amount of the Borrowing Base: (i) for the period from and after the Effective Date up to and including March 30, 2003 will be $50,000,000 (less any adjustments occurring after the Effective Date pursuant to Section 8.08(c) or Section 9.13); and (ii) for the period from and after March 31, 2003 until the next redetermination after such date will be $40,000,000 (less any adjustments occurring after the Effective Date pursuant to Section 8.08(c) or Section 9.13). This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with
Section 2.08(e).

     Section 4. Termination of Consent. That certain Consent, dated as of August 9, 2002 among the Borrower, the Guarantors, the Agents and Lenders parties thereto is hereby terminated.

     Section 5. Conditions Precedent. The effectiveness of this Third Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

     5.1 Loan Documents. The Agent shall have received multiple counterparts as requested of this Third Amendment from the Required Lenders.

     5.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

     5.3 Amendment Fee. Payment by the Borrower of an amendment fee to the Administrative Agent for the account of each Lender that (i) indicated in writing to the Administrative Agent on or before 5:00 p.m. Houston time, [October 2, 2002] its (A) agreement to execute this Third Amendment and (B) approval to reset the Borrowing Base as set forth in Section 3 of this Third Amendment, and (ii) executes and delivers a counterpart hereof to the Administrative Agent no later than the Effective Date.

     Section 6. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Third Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Third Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

     Section 7. Miscellaneous.

     7.1 Confirmation. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.

     7.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

     7.3 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     7.4 No Oral Agreement. This written Third Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

     7.5 GOVERNING LAW. This Third Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed effective as of the date first written above.

BORROWER:                        MISSION RESOURCES CORPORATION

                                 By:__________________________________
                                    Daniel P. Foley
                                    Senior Vice President -- Corporate Finance

GUARANTORS:                      BLACK HAWK OIL COMPANY

                                 By:_______________________________
                                    Daniel P. Foley
                                    Senior Vice President -- Corporate Finance

                                 MISSION HOLDINGS LLC

                                 By:_______________________________
                                    Victoria L. Garrett
                                     Manager

                                MISSION E&P LIMITED PARTNERSHIP

                                  By Black Hawk Oil Company,
                                  its general partner

                                  By:__________________________
                                     Daniel P. Foley
                                     Senior Vice President -- Corporate Finance

                                PAN AMERICAN ENERGY FINANCE CORP.

                                By:_______________________________
                                   Daniel P. Foley
                                   Senior Vice President -- Corporate Finance

ADMINISTRATIVE AGENT:               JPMORGAN CHASE BANK,
                                    as Administrative Agent

                                    By:__________________________________
                                    Name:
                                    Title:


SYNDICATION AGENT:                  BNP PARIBAS,
                                    as Syndication Agent

                                    By:__________________________________
                                    Name:

                                    By:__________________________________
                                    Name:


DOCUMENTATION AGENT:                WACHOVIA BANK, NATIONAL ASSOCIATION
                                    as Documentation Agent

                                    By:__________________________________
                                    Name:
                                    Title:


DOCUMENTATION AGENT:                FLEET NATIONAL BANK,
                                    as Documentation Agent

                                    By:__________________________________
                                    Name:
                                    Title:


LENDERS:                            JPMORGAN CHASE BANK

                                    By:__________________________________
                                    Name:
                                    Title:

                                    BNP PARIBAS

                                    By:__________________________________
                                    Name:
                                    Title:


                                    By:__________________________________
                                    Name:
                                    Title:


                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By:__________________________________
                                    Name:
                                    Title:


                                    FLEET NATIONAL BANK

                                    By:__________________________________
                                    Name:
                                    Title:


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:__________________________________
                                    Name:
                                    Title:


                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:__________________________________
                                    Name:
                                    Title:


                                    By:__________________________________
                                    Name:
                                    Title:

                                    WELLS FARGO BANK TEXAS, N.A.

                                    By:__________________________________
                                    Name:
                                    Title:


                                    CIBC INC.

                                    By:__________________________________
                                    Name:
                                    Title:


                                    HIBERNIA NATIONAL BANK

                                    By:__________________________________
                                    Name:
                                    Title:



                                    SOUTHWEST BANK OF TEXAS, N.A.

                                    By:__________________________________
                                    Name:
                                    Title:

                                     ANNEX I
                         LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

                   Name of Lender              Percentage Share    Maximum Credit Amount
                   --------------              ----------------    ---------------------
 JPMorgan Chase Bank                                12.50%              $ 18,750,000
 BNP Paribas                                        12.50%              $ 18,750,000
 Wachovia Bank, National Association                11.25%              $ 16,875,000
 Fleet National Bank                                11.25%              $ 16,875,000
 U.S. Bank National Association                     10.00%              $ 15,000,000
 Union Bank of California, NA                       10.00%              $ 15,000,000
 Wells Fargo Bank Texas, N.A.                       10.00%              $ 15,000,000
 CIBC Inc.                                           7.50%              $ 11,250,000
 Hibernia National Bank                              7.50%              $ 11,250,000
 Southwest Bank of Texas, N.A.                       7.50%              $ 11,250,000
 TOTAL                                             100.00%              $150,000,000

                                   Annex I-1